UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49 Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 84.9%
CONSUMER DISCRETIONARY - 17.5%
Auto Components - 1.3%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	110,000		$113,850
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	320,000		329,600
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	260,000		262,600	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	430,000		424,625
Dana Holding Corp., Senior Notes	6.000%	9/15/23	430,000		428,925
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	155,916	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	550,279	(a)
Gestamp Funding Luxembourg SA, Senior Secured Notes	5.875%	5/31/20	250,000	EUR	343,709	(a)

Total Auto Components					2,609,504

Automobiles - 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	160,000		180,600	(a)

Distributors - 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	380,000		353,400	(a)

Diversified Consumer Services - 1.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	240,929
Laureate Education Inc., Senior Notes	9.250%	9/1/19	350,000		379,750	(a)
Novalis SAS, Senior Secured Notes	6.000%	6/15/18	400,000	EUR	564,788	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	400,000	GBP	654,036	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		308,850
Sotheby’s, Senior Notes	5.250%	10/1/22	540,000		514,350	(a)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	330,000		340,725	(a)

Total Diversified Consumer Services					3,003,428

Hotels, Restaurants & Leisure - 5.6%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	390,000		386,100	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	431,163		404,424	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	160,000		141,600	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	550,000		559,625
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	500,000		473,125
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	240,000		226,200
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	450,000		508,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	400,000		419,000	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		232,650	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	390,000		386,100	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	416,000	GBP	693,667
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	265,000		497	(a)(e)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	730,000		733,194	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	590,000		604,750	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	510,000		536,775	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	610,000		646,600	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	312,278	(f)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,050,000		1,010,625	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hotels, Restaurants & Leisure - continued
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	190,000		$199,500	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	250,000		250,625	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	620,000		620,000	(a)(c)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	630,000		689,850
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	235,000		233,825	(a)(f)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	4.250%	5/30/23	490,000		450,187	(a)

Total Hotels, Restaurants & Leisure					10,719,697

Household Durables - 1.3%
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	490,000		541,450
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	490,000		490,612
WCI Communities Inc., Senior Notes	6.875%	8/15/21	430,000		413,875	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.000%	2/1/23	190,000		183,350	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		519,400
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	410,000		412,050	(a)

Total Household Durables					2,560,737

Media - 5.6%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	170,000		184,025
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	380,000		415,150
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	250,000		255,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	150,000		142,125
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	153,278	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	139,344	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	390,000		399,750
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	150,000		153,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		123,600
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	990,000		1,064,250
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,575
DISH DBS Corp., Senior Notes	4.625%	7/15/17	400,000		411,000
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,090,000		1,151,313
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	360,000		358,200	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	140,000		142,800	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	430,000		464,400
Kabel Deutschland Holding AG, Senior Subordinated Secured Notes	6.500%	7/31/17	400,000	EUR	585,784	(a)
Lynx II Corp., Senior Notes	7.000%	4/15/23	210,000	GBP	346,095	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		254,375	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000		530,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	500,000		505,000	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	210,000		224,700	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	140,020	(a)(b)
Polish Television Holding BV, Senior Secured Bonds, Step bond	11.250%	5/15/17	250,000	EUR	362,395	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	260,000		248,300
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	177,000		208,469
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	183,000		212,079
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	151,000	EUR	208,877	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - continued
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	75,000	EUR	$106,801	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	760,000		836,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	270,000		294,300	(a)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	100,000	GBP	169,191	(a)

Total Media					10,821,196

Multiline Retail - 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	400,000		376,000

Specialty Retail - 1.0%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	209,810	(a)
CST Brands Inc., Senior Notes	5.000%	5/1/23	210,000		198,975	(a)
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	520,000		525,674	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	431,000	EUR	557,569	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	390,000		383,175
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	40,000		41,200	(a)(b)

Total Specialty Retail					1,916,403

Textiles, Apparel & Luxury Goods - 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	550,000	EUR	762,669	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	200,000		163,250	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	200,000		201,000	(a)

Total Textiles, Apparel & Luxury Goods					1,126,919

TOTAL CONSUMER DISCRETIONARY					33,667,884

CONSUMER STAPLES - 4.8%
Beverages - 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	200,000		205,500	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	260,000		239,200
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	450,000		465,750	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	360,000		344,250	(a)

Total Beverages					1,254,700

Food Products - 2.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	300,000	GBP	536,666	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	500,000		532,500	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	460,000		454,457	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	560,000		591,500	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,400,000		1,473,500	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	890,000		904,462	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	180,000		184,050	(a)

Total Food Products					4,677,135

Household Products - 0.9%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	290,000		301,600	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	140,000		146,300	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	180,000		187,200	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	320,000		296,000	(a)
Zobele Holding SpA, Senior Secured Notes	7.875%	2/1/18	540,000	EUR	766,636	(a)

Total Household Products					1,697,736

Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	380,000		388,550	(a)

Tobacco - 0.6%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,220,000		1,152,900	(a)

TOTAL CONSUMER STAPLES					9,171,021

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 14.3%
Energy Equipment & Services - 1.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	210,000	$221,025
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	30,000	29,175
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	300,000	301,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	450,000	506,250	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	420,000	447,300	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	160,000	160,800	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	560,000	557,200
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	510,000	518,288	(a)
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	330,000	322,575	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	440,000	482,900

Total Energy Equipment & Services				3,547,013

Oil, Gas & Consumable Fuels - 12.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	380,000	392,350
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	490,000	463,050
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	580,000	580,000	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	270,000	211,950
Arch Coal Inc., Senior Notes	9.875%	6/15/19	670,000	599,650	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	160,000	164,000	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	120,000	109,050	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	430,000	406,350	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	330,000	363,825
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	560,000	621,600
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	160,000	170,400
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	400,000	403,000
Concho Resources Inc., Senior Notes	5.500%	10/1/22	50,000	50,125
Concho Resources Inc., Senior Notes	5.500%	4/1/23	220,000	218,350
Continental Resources Inc., Senior Notes	4.500%	4/15/23	770,000	759,412
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	832,165	828,004	(a)(b)(c)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	350,000	341,688
Ecopetrol SA, Senior Notes	5.875%	9/18/23	435,000	453,487
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	500,000	478,750	(a)
Energy XXI Gulf Coast Inc., Senior Notes	7.500%	12/15/21	70,000	69,300	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	17,158	17,994	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	680,000	693,600	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	520,000	552,500
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	200,000	206,000
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	90,000	94,275	(a)
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	520,000	546,325	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	300,000	329,250
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	430,000	421,400	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	250,000	279,750	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	530,000	575,050	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	440,000	457,600	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	140,000	145,600	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	84,000	88,830
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	220,000	208,450
MEG Energy Corp., Senior Notes	7.000%	3/31/24	820,000	826,150	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	650,000		$494,000
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	380,000		380,000	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	330,000		334,950	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000		434,000	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	100,000		89,250	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	265,000		231,213	(e)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	200,000		216,000	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	390,000		411,450	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	68,000		68,680	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	29,000		29,290	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,120,000		1,131,200
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	630,000		582,615
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	320,000		412,800	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	450,000		432,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	30,000		28,125
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	600,000		571,500	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	90,000		87,525
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000		161,813
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	100,000		105,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	30,000		28,950
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	460,000		418,600	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	220,000		246,675	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	490,000		567,175	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	150,000		173,625	(a)
Samson Investment Co., Senior Notes	10.250%	2/15/20	1,000,000		1,065,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	610,000		597,800	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	320,000		341,600	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	190,000		185,250	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	240,000		249,000	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	188,000		196,460
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	80,000		78,800	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	790,000		584,600	(a)

Total Oil, Gas & Consumable Fuels					24,062,561

TOTAL ENERGY					27,609,574

FINANCIALS - 5.9%
Commercial Banks - 2.1%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	250,000		325,174	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	220,000		218,625
CIT Group Inc., Senior Notes	5.000%	8/1/23	910,000		882,719
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		329,625	(a)(f)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	650,000	EUR	872,758	(a)(f)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	530,000		539,729	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	90,000		117,760	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		693,450	(f)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	160,000		169,515

Total Commercial Banks					4,149,355

Consumer Finance - 0.5%
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	170,000		155,763	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	340,000		385,050
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	230,000		235,750	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	190,000		199,500	(a)

Total Consumer Finance					976,063

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - 2.4%
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	330,000		$322,162	(a)
ING Group NV, Subordinated Bonds	5.140%	3/17/16	550,000	GBP	845,876	(f)(g)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,280,000		1,481,600
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	250,000		220,000	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	530,000		535,300
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	210,000		219,975
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	380,000		413,250
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		531,250	(a)(f)

Total Diversified Financial Services					4,569,413

Insurance - 0.5%
ELM BV, Subordinated Notes	5.252%	5/25/16	500,000	EUR	698,206	(a)(f)(g)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		193,800	(a)

Total Insurance					892,006

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	540,000		541,242	(a)
Realogy Group LLC, Senior Secured Notes	7.625%	1/15/20	210,000		235,200	(a)

Total Real Estate Management & Development					776,442

TOTAL FINANCIALS					11,363,279

HEALTH CARE - 4.4%
Health Care Equipment & Supplies - 0.9%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	350,000		348,688
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	380,000		380,950	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	810,000		737,100
Ontex IV SA, Senior Notes	9.000%	4/15/19	120,000	EUR	172,488	(a)

Total Health Care Equipment & Supplies					1,639,226

Health Care Providers & Services - 3.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	247,000		298,870
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	330,000		334,950	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	510,000		543,150
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	480,000		518,400
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	710,000		731,300	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	660,000		672,375
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	530,000		552,525
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	550,000		242,000	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	560,000		595,000
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	510,000		533,587	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	380,000		389,263	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	460,000	EUR	648,759	(a)

Total Health Care Providers & Services					6,060,179

Pharmaceuticals - 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	307,000	EUR	470,356	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	100,000	EUR	134,945	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Pharmaceuticals - continued
UCB SA, Subordinated Notes	7.750%	3/18/16	100,000	EUR	$146,108	(a)(f)(g)

Total Pharmaceuticals					751,409

TOTAL HEALTH CARE					8,450,814

INDUSTRIALS - 11.3%
Aerospace & Defense - 0.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	620,000		691,300
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	719,000		707,316	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	270,000		284,175	(a)

Total Aerospace & Defense					1,682,791

Airlines - 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	430,000		427,119	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	290,000		291,812	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	196,059		200,961	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	260,000		250,250	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	79,140		87,351
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	480,000		440,400
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	500,000	GBP	876,588	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	502,597		534,010
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	105,826		111,032
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	240,000		247,200
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	60,000		61,350
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	220,000		209,000

Total Airlines					3,737,073

Building Products - 0.9%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	570,000		537,225	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	470,000		461,775	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000		165,600	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	100,000		109,750	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	243,000	EUR	372,301	(a)

Total Building Products					1,646,651

Commercial Services & Supplies - 1.4%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	410,000		430,500
JM Huber Corp., Senior Notes	9.875%	11/1/19	250,000		285,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	570,000		599,925
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	60,000		66,900
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	563,000		617,893	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	252,000		276,570	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	30,000		28,050	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	330,000		360,525

Total Commercial Services & Supplies					2,665,363

Construction & Engineering - 0.7%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		494,225	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,020,000		887,400	(a)

Total Construction & Engineering					1,381,625

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Electrical Equipment - 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		$359,550	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	340,000		348,500	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	139,682	(a)

Total Electrical Equipment					847,732

Machinery - 1.2%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	950,000		992,750	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	370,000		367,225	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	390,000		430,950	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	248,958	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	160,000	EUR	234,314	(a)

Total Machinery					2,274,197

Marine - 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	448,959		424,266	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	433,000		433,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	320,000		333,600
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	310,000		328,600	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	50,000		52,688	(a)

Total Marine					1,572,154

Road & Rail - 0.8%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	470,000		488,800	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	139,687	(a)
HDTFS Inc., Senior Notes	6.250%	10/15/22	280,000		290,500
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	520,000		557,700	(a)

Total Road & Rail					1,476,687

Trading Companies & Distributors - 0.3%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	260,000		276,250	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	350,000		374,500

Total Trading Companies & Distributors					650,750

Transportation - 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		142,500	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	600,000	EUR	770,313	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	190,000		200,925	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	700,000		696,500	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	580,000		635,100	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	480,000		525,600	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	300,000		298,500	(a)

Total Transportation					3,269,438

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	480,000		504,000	(a)

TOTAL INDUSTRIALS					21,708,461

INFORMATION TECHNOLOGY - 2.4%
Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	219,162	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Internet Software & Services - 0.7%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	240,000		$274,800
Bankrate Inc., Senior Notes	6.125%	8/15/18	150,000		150,375	(a)
VeriSign Inc., Senior Notes	4.625%	5/1/23	560,000		529,200	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	300,000		329,625

Total Internet Software & Services					1,284,000

IT Services - 0.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	120,000		118,800	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	420,000		464,100
First Data Corp., Senior Secured Notes	6.750%	11/1/20	220,000		228,800	(a)

Total IT Services					811,700

Software - 1.2%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	390,000		397,800	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	390,000		391,462	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	320,000		322,400	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	30,000		30,750	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	620,000		636,275	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	450,000		466,875	(a)

Total Software					2,245,562

TOTAL INFORMATION TECHNOLOGY					4,560,424

MATERIALS - 12.6%
Chemicals - 0.8%
Axiall Corp., Senior Notes	4.875%	5/15/23	330,000		313,912	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	240,000		241,200
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	201,481	EUR	275,981	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	150,000	EUR	235,903	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	130,000	EUR	204,450	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	240,000	EUR	342,944	(a)

Total Chemicals					1,614,390

Construction Materials - 1.5%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	390,000		384,638	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		440,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	260,000		286,000	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,550,000		1,677,875	(a)

Total Construction Materials					2,788,513

Containers & Packaging - 2.3%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	531,457	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	250,000		265,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	590,000		569,350	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	390,000	EUR	563,468	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	60,000		63,000	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,720,000		1,573,800
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	130,000		131,138
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	720,000		766,800	(a)

Total Containers & Packaging					4,464,013

Metals & Mining - 6.8%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	400,000		413,000
ArcelorMittal, Senior Notes	6.750%	2/25/22	400,000		423,000
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	350,000		321,125	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - continued
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	110,000		$97,052
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	660,000		669,900	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	190,000		190,475	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	186,000		186,465	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,170,000		1,146,600	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		402,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	310,000		335,575	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	540,000		542,700	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	354,000		378,780	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	510,000		516,375	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	520,000		434,200	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	330,000		136,950	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	390,000		390,975
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	247,639	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	320,000		289,600	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	480,000		484,800	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		155,900
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	700,000		728,000
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	280,000		294,700	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	620,000	EUR	881,754	(a)(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	60,000		58,998
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	760,000		666,900	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	230,000		240,925
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	150,000		156,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	330,000		341,550
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	170,000		185,087
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	670,000		683,400	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	860,000		885,800	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	230,000		219,650	(a)

Total Metals & Mining					13,107,000

Paper & Forest Products - 1.2%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	441,000		499,432
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	430,000		419,883
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	143,000		154,440	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	390,000		420,030	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	600,000		529,500	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		269,750
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	146,000		97,090

Total Paper & Forest Products					2,390,125

TOTAL MATERIALS					24,364,041

TELECOMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 4.6%
Axtel SAB de CV, Senior Secured Notes, Step bond	7.000%	1/31/20	437,000		412,965	(a)
CenturyLink Inc., Senior Notes	6.450%	6/15/21	240,000		240,000
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	680,000		744,600	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000		416,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	430,000		461,175
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	160,000		173,600
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	580,000		545,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Telecommunication Services - continued
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	610,000		$669,475
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	840,000		862,228
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	460,000		458,850	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		110,750	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		190,500	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	530,000		580,350	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	650,000		698,025
Vimpel Communications, Notes	6.493%	2/2/16	200,000		212,500	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	210,000		223,388	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,254,953		1,245,541	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	600,000		595,500

Total Diversified Telecommunication Services					8,840,647

Wireless Telecommunication Services - 3.6%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	330,000	EUR	455,369	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	230,000		249,838
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	200,000	GBP	346,040	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	173,020	(a)
SoftBank Corp., Senior Notes	4.500%	4/15/20	410,000		394,112	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,370,000		1,229,575
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	860,000		878,275
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	670,000		787,250	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,000,000		1,022,500	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,130,000		1,193,562	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		306,313	(a)

Total Wireless Telecommunication Services					7,035,854

TOTAL TELECOMMUNICATION SERVICES					15,876,501

UTILITIES - 3.5%
Electric Utilities - 1.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000		132,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	965,896		975,556
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,080,000		1,144,800
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	305,498		300,915	(e)

Total Electric Utilities					2,553,271

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000		77,756
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	250,000		268,125

Total Gas Utilities					345,881

Independent Power Producers & Energy Traders - 1.9%
AES Corp., Senior Notes	7.375%	7/1/21	100,000		110,500
AES Corp., Senior Notes	4.875%	5/15/23	200,000		188,000
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,340,000		1,353,400
Colbun SA, Senior Notes	6.000%	1/21/20	240,000		257,656	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	600,000		635,250
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	470,000		507,600	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	620,000		623,100	(a)

Total Independent Power Producers & Energy Traders					3,675,506

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	150,000		173,625	(a)

TOTAL UTILITIES					6,748,283

TOTAL CORPORATE BONDS & NOTES (Cost - $160,349,605)					163,520,282

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost - $75,621)	7.000%	1/31/20	498,100	MXN	$57,080	(a)

SENIOR LOANS - 3.1%
CONSUMER DISCRETIONARY - 1.5%
Hotels, Restaurants & Leisure - 0.6%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	450,000		457,875	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	716,667		767,263	(h)

Total Hotels, Restaurants & Leisure					1,225,138

Multiline Retail - 0.8%
Neiman Marcus Group Inc., Bridge Loan	—	9/15/14	1,480,000		1,480,000	(c)(d)(i)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	220,000		213,322	(h)

TOTAL CONSUMER DISCRETIONARY					2,918,460

CONSUMER STAPLES - 0.4%
Food Products - 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	170,000		173,400	(h)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	630,000		630,000	(c)(d)(i)

TOTAL CONSUMER STAPLES					803,400

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	450,000		442,687	(h)

HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	900,000		900,000	(c)(d)(i)

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Extended 2018 Term Loan B	4.180%	3/23/18	212,079		210,621	(h)

MATERIALS - 0.4%
Chemicals - 0.4%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	420,060	(h)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	340,000		352,963	(h)

TOTAL MATERIALS					773,023

TOTAL SENIOR LOANS (Cost - $5,883,882)					6,048,191

SOVEREIGN BONDS - 9.2%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,083,000		1,001,775

Brazil - 0.7%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	280,000		281,540	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	159,000	BRL	71,897
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,075,000	BRL	906,887
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	182,000	BRL	76,252

Total Brazil					1,336,576

Mexico - 2.3%
Mexican Bonos, Bonds	6.500%	6/9/22	56,816,000	MXN	4,505,012

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Russia - 0.5%
Russian Federal Bond, Bonds	7.400%	6/14/17	22,520,000	RUB	$712,753
Russian Federal Bond, Bonds	7.500%	3/15/18	5,000,000	RUB	159,676

Total Russia					872,429

Turkey - 2.2%
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,333,817
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,640,000		2,845,260

Total Turkey					4,179,077

Venezuela - 3.0%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	4,200,000		3,801,000	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,430,000		2,032,695	(a)

Total Venezuela					5,833,695

TOTAL SOVEREIGN BONDS (Cost - $17,874,755)					17,728,564

			SHARES
COMMON STOCKS - 1.0%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			26,303		52,606	*(c)(d)

Household Durables - 0.0%
William Lyon Homes, Class A Shares			1,301		26,436	*

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			2		0	*(c)(d)(j)

TOTAL CONSUMER DISCRETIONARY					79,042

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
KCAD Holdings I Ltd.			75,024,286		639,432	*(c)(d)

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Inc.			3,909		189,626

INDUSTRIALS - 0.5%
Building Products - 0.0%
Nortek Inc.			437		30,026	*

Marine - 0.5%
DeepOcean Group Holding AS			19,935		611,777	*(c)(d)
Horizon Lines Inc., Class A Shares			212,508		284,761	*

Total Marine					896,538

TOTAL INDUSTRIALS					926,564

TOTAL COMMON STOCKS (Cost - $2,138,381)					1,834,664

CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $92,500)	6.000%		3,700		79,513

PREFERRED STOCKS - 2.2%
FINANCIALS - 2.2%
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		190		193,919	(f)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE		SHARES	VALUE
Consumer Finance - 1.6%
GMAC Capital Trust I	8.125%		110,217	$2,948,305	(f)

Diversified Financial Services - 0.5%
Citigroup Capital XIII	7.875%		36,975	1,015,703	(f)

TOTAL PREFERRED STOCKS (Cost - $4,003,150)				4,157,927

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Jack Cooper Holdings Corp.		12/15/17	627	57,997	*
Jack Cooper Holdings Corp.		5/6/18	309	28,583	*

TOTAL WARRANTS (Cost - $16,894)				86,580

TOTAL INVESTMENTS - 100.4% (Cost - $190,434,788#)				193,512,801
Liabilities in Excess of Other Assets - (0.4)%				(866,503)

TOTAL NET ASSETS - 100.0%				$192,646,298

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of September 30, 2013.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of September 30, 2013. The interest rate for fully unfunded term loans is to be determined.

(j)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$162,287,854	$1,232,428	$163,520,282
Convertible bonds & notes	—	57,080	—	57,080
Senior loans	—	6,048,191	—	6,048,191
Sovereign bonds	—	17,728,564	—	17,728,564
Common stocks	$530,849	—	1,303,815	1,834,664
Convertible preferred stocks	79,513	—	—	79,513
Preferred stocks	4,157,927	—	—	4,157,927
Warrants	—	86,580	—	86,580

Total investments	$4,768,289	$186,208,269	$2,536,243	$193,512,801

Other financial instruments:
Futures contracts	$26,942	—	—	$26,942
Forward foreign currency contracts	—	$16,270	—	16,270

Total other financial instruments	$26,942	$16,270	—	$43,212

Total	$4,795,231	$186,224,539	$2,536,243	$193,556,013

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$5,795	—	—	$5,795
Forward foreign currency contracts	—	$467,196	—	467,196

Total	$5,795	$467,196	—	$472,991

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	TOTAL
Balance as of December 31, 2012	$1,302,616	$1,355,382	$2,657,998
Accrued premiums/discounts	7,974	—	7,974
Realized gain (loss)(1)	25,462	—	25,462
Change in unrealized appreciation (depreciation)(2)	176,106	(51,567)	124,539
Purchases	79,820	—	79,820
Sales	(359,550)	—	(359,550)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of September 30, 2013	$1,232,428	$1,303,815	$2,536,243

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2013(2)	$178,025	$(51,567)	$126,458

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to

Notes to Schedule of Investments (unaudited) (continued)

an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2013, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $467,196. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,778,129
Gross unrealized depreciation	(4,700,116)

Net unrealized appreciation	$3,078,013

At September 30, 2013, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	13	12/13	$1,616,136	$1,643,078	$26,942

Contracts to Sell:
U.S. Treasury 30-Year Bonds	2	12/13	260,955	266,750	(5,795)

Net unrealized gain on open futures contracts					$21,147

During the period ended September 30, 2013, written option transactions for the Portfolio were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$20,120,000	$104,984
Options written	15,850,000	104,045
Options closed	—	—
Options exercised	(12,350,000)	(79,825)
Options expired	(23,620,000)	(129,204)

Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	UBS AG	50,000	$80,918	11/15/13	$1,101
British Pound	UBS AG	20,000	32,367	11/15/13	1,201
Euro	Citibank, N.A.	599,275	810,821	11/15/13	10,821

					13,123

Contracts to Sell:
Brazilian Real	Citibank, N.A.	1,453,037	653,592	10/15/13	3,147
British Pound	Citibank, N.A.	596,335	965,082	11/15/13	(49,380)
British Pound	Credit Suisse	221,262	358,081	11/15/13	(18,233)
British Pound	UBS AG	1,946,488	3,150,109	11/15/13	(160,732)
Euro	Citibank, N.A.	100,000	135,300	11/15/13	(4,200)
Euro	Citibank, N.A.	1,173,283	1,587,457	11/15/13	(30,645)
Euro	JPMorgan Chase & Co.	330,810	447,587	11/15/13	(8,564)
Euro	UBS AG	100,000	135,300	11/15/13	(2,397)
Euro	UBS AG	100,000	135,300	11/15/13	(1,657)
Euro	UBS AG	200,000	270,601	11/15/13	(3,723)
Euro	UBS AG	7,794,805	10,546,400	11/15/13	(187,665)

					(464,049)

Net unrealized loss on open forward foreign currency contracts					$(450,926)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$26,942	$(5,795)	—	—	$21,147
Foreign Exchange Risk	—	—	$16,270	$(467,196)	(450,926)

Total	$26,942	$(5,795)	$16,270	$(467,196)	$(429,779)

During the period ended September 30, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options†	$33,190
Written options†	59,150
Futures contracts (to buy)	654,773
Futures contracts (to sell)	251,063
Forward foreign currency contracts (to buy)	757,078
Forward foreign currency contracts (to sell)	17,913,119

Average Notional Balance
Credit default swap contracts (to buy protection)†	$5,582,560

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013